Discontinued operation	12 Months Ended
Dec. 31, 2024
Discontinued Operation [Abstract]
Discontinued operation	Discontinued operation

	United States Dollars
Figures in millions unless otherwise stated	2024	2023	2022

Asanko Gold
– Asanko Gold – earnings	—	28.0	13.0
– Asanko Gold – impairment[1]	—	(46.9)	—
(Loss)/profit from discontinued operation	—	(18.9)	13.0
1 As a result of the sale transaction discussed below, the investment in Asanko was classified as an asset held for sale and was required to be measured at the lower of carrying value or fair value less costs to sell. Management determined the fair value less costs to sell based on the consideration to be received per the sale agreement.
The assumptions used in the determination of the fair values of the deferred and contingent considerations were as follows:
•The share consideration was calculated as 28.5 million Galiano shares at a share price of US$0.92 at 31 December 2023;
•US$25 million and US$30 million deferred consideration discounted using a rate of 7.9%; and
•US$30 million contingent consideration discounted using a rate of 15.1%.
      The fair value was allocated first to the Asanko redeemable preference shares based on the fair value of the preference shares using the expected redemption period.
The residual amount after deducting the fair value of the preference shares from the total fair value of the consideration was allocated to the Asanko Gold equity-
accounted investee, which resulted in an impairment of US$46.9 million for the year ended 31 December 2023.
On 21 December 2023, Gold Fields announced the divestment of its 45% shareholding in Asanko Gold (both the preference shares and equity-accounted investee) to the joint venture partner Galiano Gold for a total consideration of US$170 million.
Gold Fields will also receive a 1% net smelter royalty on future production from the Nkran deposit, the main deposit at the mine.
The Asanko mine was owned 45% each by Gold Fields and Galiano Gold, with Galiano managing the mine. The Government of
Ghana holds the remaining 10%.
The transaction would be settled by Galiano to Gold Fields through a combination of upfront, deferred and contingent consideration as follows:
•US$85 million which was settled with US$65 million in cash and US$20 million in Galiano shares on completion of the transaction;
•US$25 million to be paid on 31 December 2025;
•US$30 million to be paid on 31 December 2026; and
•US$30 million plus a 1% net smelter royalty ("contingent consideration") to be paid once more than 100,000 ounces of gold is produced from the Nkran deposit. The royalty is capped at a volume of 447,000 ounces of gold production from the deposit.
The share of results of equity investee of Asanko Gold for the year ended 31 December 2023 was presented as a discontinued
operation in the consolidated financial statements and the comparative income statement had been presented as if Asanko Gold had been discontinued from the start of the comparative years. Refer notes 15 and 18 for further details.
The transaction was subject to a number of conditions and was concluded on 4 March 2024 with the receipt of US$65 million in cash and 28.5 million in Galiano shares